SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


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                                       FORM 10-Q



                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



For Quarter Ended September 30, 1998        Commission file number 1-4881




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                                 AVON PRODUCTS, INC.
              (Exact name of registrant as specified in its charter)





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                                      EXHIBITS



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                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS



Exhibit
Number                    Description
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27      --Financial Data Schedule.